CARMAX REPORTS RECORD FIRST QUARTER SALES
                    -----------------------------------------


Richmond, Va., June 4, 2004 - CarMax, Inc. (NYSE: KMX) today reported record sales for the first quarter ended May 31, 2004.

o Comparable store used unit sales declined 3% compared with last year's first quarter, consistent with the expectations we set in our May 12th announcement.

o        Total used unit sales grew 7% in the first quarter.

o Total dollar sales increased 13% to $1.32 billion from $1.17 billion in the first quarter of last year.

Sales Commentary
----------------

"The difference between our 13% dollar sales growth and the 7% growth in unit sales was driven primarily by increases in wholesale sales and in average retail prices," said Austin Ligon, president and chief executive officer. "Used car sales continued to be volatile during the second half of May. The volatility was felt broadly across virtually all of our used car stores and markets."

First Quarter Earnings Expectations
-----------------------------------

"For the first quarter, we continue to expect earnings per share in the range of 30 to 32 cents," Ligon said. "We plan to offer guidance for our second quarter when we release our first quarter earnings report on June 17."

Store Openings
--------------

CarMax opened three standard-sized superstores during the first quarter, entering the Indianapolis, Ind., and Columbia, S.C., markets and adding a third superstore in the Los Angeles market. The company plans to open approximately seven superstores during the balance of the fiscal year, bringing total fiscal 2005 store openings to approximately ten.

Earnings Release and Conference Call Information
------------------------------------------------

CarMax will release first quarter earnings on Thursday, June 17, 2004. The company will host a conference call for investors at 10:00 a.m. Eastern time on that date. Domestic investors may access the call at 1-888-298-3261 (conference
I.D.: 7927752). International investors should dial 1-706-679-7457 (conference
I.D.: 7927752). A live Web cast of the call will be available on the company's investor information home page at http://investor.carmax.com or at www.streetevents.com.

                                     -more-
CarMax, Inc.
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A replay of the call will be available beginning at approximately 2:00 p.m.
Eastern time on June 17 and will run through midnight, June 24, 2004. Domestic investors may access the recording at 1-800-642-1687 (conference I.D.: 7927752) and international investors at 1-706-645-9291 (conference I.D.: 7927752). A replay of the call also will be available on the company's investor information home page or at www.streetevents.com.


Retail Vehicle Sales Changes
----------------------------
                                                 Three Months Ended May 31
                                            ------------------------------------
                                                  2004                2003
                                                  ----                ----
Comparable store vehicle sales:
     Used vehicle units....................       (3)%                 10%
     New vehicle units.....................       11 %                  3%
     Total.................................       (2)%                  9%

     Used vehicle dollars..................        0 %                  9%
     New vehicle dollars...................       12 %                  3%
     Total.................................        2 %                  8%

Total vehicle sales:
     Used vehicle units....................        7 %                 23%
     New vehicle units.....................       (1)%                  3%
     Total.................................        7 %                 21%

     Used vehicle dollars..................       11 %                 21%
     New vehicle dollars...................        0 %                  3%
     Total.................................        9 %                 18%


Retail Vehicle Sales Mix
------------------------
                                                Three Months Ended May 31
                                            -----------------------------------
                                                   2004              2003
                                                   ----              ----
Vehicle units:
    Used vehicles..........................         91%               91%
    New vehicles...........................          9                 9
                                            ------------------ ----------------
     Total.................................        100%              100%
                                            ------------------ ----------------

Vehicle dollars:
    Used vehicles..........................         88%               87%
    New vehicles...........................         12                13
                                            ------------------ ----------------
     Total.................................        100%              100%
                                            ------------------ ----------------


Retail Unit Sales
-----------------
                                                   Three Months Ended May 31
                                            ------------------------------------
                                                    2004              2003
                                                    ----              ----
Used vehicles..............................        62,353            58,045
New vehicles...............................         5,844             5,883
                                            -------------------- ---------------
Total......................................        68,197            63,928
                                            -------------------- ---------------

CarMax, Inc.
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Average Retail Selling Prices
-----------------------------
                                                Three Months Ended May 31
                                             ---------------------------------
                                                 2004               2003
                                                 ----               ----
Used vehicles..............................      $15,663           $15,266
New vehicles...............................      $23,224           $23,063
Weighted average...........................      $16,311           $15,983


About CarMax
------------

CarMax, a Fortune 500 company, is the nation's leading specialty retailer of used cars. Headquartered in Richmond, Va., CarMax currently operates 52 used car superstores in 25 markets. CarMax also operates 12 new car franchises, all of which are integrated or co-located with its used car superstores. During the twelve month period ended May 31, 2004, the company sold 228,407 used cars, which is 91 percent of the total 250,009 vehicles the company sold during that period. For more information, access the CarMax Web site at www.carmax.com.


Forward-Looking Statements
--------------------------

The company cautions readers that the statements contained herein regarding the company's future business plans, operations, opportunities, or prospects, including without limitation any statements or factors regarding expected sales, margins, or earnings, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon management's current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results to differ materially from anticipated results. For more details on factors that could affect expectations, see the company's Annual Report on Form 10-K for the fiscal year ended February 29, 2004, and its quarterly or current reports as filed with or furnished to the Securities and Exchange Commission.

                                      # # #

Contacts:
---------
Investors and Financial Media:
     Dandy Barrett, Assistant Vice President, Investor Relations, (804) 935-4591 Celeste Gunter, Manager, Investor Relations, (804) 935-4597

General Media:
     Lisa Van Riper, Assistant Vice President, Public Affairs, (804) 935-4594